--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     [LOGO]

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                       755 WEST BIG BEAVER ROAD, SUITE 800
                              TROY, MICHIGAN 48084

To Our Stockholders:


I am pleased to invite you to attend the annual meeting of stockholders of Championship Auto Racing Teams, Inc. to be held on Thursday, May 31, 2001 at 10:00 a.m. at the Townsend Hotel located at 100 Townsend Street, Birmingham, Michigan 48009.

Details regarding the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. You may vote over the Internet, as well as by telephone or by mailing a traditional proxy card. Voting over the Internet, by phone or by written proxy will ensure your representation at the annual meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support of and continued interest in Championship Auto Racing Teams, Inc.

Sincerely,

/s/ Joseph F. Heitzler

Joseph F. Heitzler
President/CEO

Championship Auto Racing Teams, Inc.


April 17, 2001

                       2000 ANNUAL MEETING OF STOCKHOLDERS

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                                TABLE OF CONTENTS

Notice of Annual Meeting of Stockholders..........................................................................1

         Q:       Why am I receiving these materials?.............................................................2

         Q:       What information is contained in these materials?...............................................2

         Q:       What proposals will be voted on at the meeting?.................................................2

         Q.       What shares owned by me can be voted?...........................................................2

         Q.       What is the difference between holding shares as a stockholder of record and as a beneficial owner?.........................................................................................2

                     Stockholder of Record........................................................................2

                     Beneficial Owner.............................................................................2

         Q:       How can I vote my shares in person at the meeting?..............................................2

         Q:       How can I vote my shares without attending the meeting?.........................................3

         Q:       Can I vote by telephone or on the Internet if I am not a registered stockholder?................3

         Q:       Can I change my vote?...........................................................................3

         Q:       How are votes counted?..........................................................................3

         Q:       What is the voting requirement to approve each of the proposals?................................3

         Q:       How will abstentions be treated?................................................................4

         Q:       How will broker non-votes be treated?...........................................................4

         Q:       What does it mean if I receive more than one proxy or voting instruction card?..................4

         Q:       Where can I find the voting results of the meeting?.............................................4

STOCK OWNERSHIP...................................................................................................5

         Who are the largest owners of CART's stock?..............................................................5

         How much stock do CART's directors and executive officers own?...........................................6

         Section 16(a) Beneficial Ownership Reporting Compliance..................................................8

BOARD  STRUCTURE AND COMPENSATION.................................................................................9

DIRECTOR COMPENSATION ARRANGEMENTS...............................................................................10

PROPOSAL NO. 1 - ELECTION OF DIRECTORS...........................................................................11

PROPOSAL NO. 2 - APPROVAL OF 2001 LONG TERM STOCK INCENTIVE PLAN.................................................14

PROPOSAL NO. 3 - RATIFICATION OF INDEPENDENT ACCOUNTANTS.........................................................16

EXECUTIVE OFFICERS AND KEY EMPLOYEES.............................................................................17

EXECUTIVE COMPENSATION...........................................................................................20

         Summary Compensation Table..............................................................................20

         Option Grants In Last Fiscal Year.......................................................................22

         Aggregate Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values........................23

REPORT OF THE COMPENSATION COMMITTEE.............................................................................23

REPORT OF THE AUDIT COMMITTEE....................................................................................25

STOCK PERFORMANCE GRAPH..........................................................................................26

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...................................................................27

ADDITIONAL QUESTIONS AND INFORMATION REGARDING THE ANNUAL MEETING AND

STOCKHOLDER PROPOSALS............................................................................................29

         Q:        What happens if additional proposals are presented at the meeting?............................29

         Q:       What class of shares are entitled to be voted?.................................................29

         Q:       What is the quorum requirement for the meeting?................................................29

         Q:       Who will count the vote?.......................................................................29

         Q:       Is my vote confidential?.......................................................................29

         Q:       Who will bear the cost of soliciting votes for the meeting?....................................29

         Q.       May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?.................................................29



APPENDIX A - AUDIT COMMITTEE CHARTER

APPENDIX B - 2001 LONG TERM STOCK INCENTIVE PLAN

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.

                       755 WEST BIG BEAVER ROAD, SUITE 800
                              TROY, MICHIGAN 48084
                                 (248) 362-8800

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME................................................     10:00 a.m. on Thursday,
                                                         May 31, 2001

PLACE...............................................     Townsend Hotel
                                                         100 Townsend Street
                                                         Birmingham, Michigan
                                                         48009

ITEMS OF BUSINESS...................................     (1)  To elect directors
                                                         (2)  To adopt and
                                                              approve the 2001
                                                              Long Term Stock
                                                              Incentive Plan
                                                         (3)  To ratify the
                                                              appointment of
                                                              independent
                                                              accountants
                                                         (4)  To consider such
                                                              other business as
                                                              may properly come
                                                              before the meeting

RECORD DATE..........................................    You are entitled to
                                                         vote if you were a
                                                         stockholder at the
                                                         close of business on
                                                         Friday, April 6, 2001.

VOTING BY PROXY....................................      Please submit the
                                                         proxy as soon as
                                                         possible so that
                                                         your shares can be
                                                         voted at the meeting in
                                                         accordance with your
                                                         instructions. You may
                                                         submit your proxy (1)
                                                         over the Internet, (2)
                                                         by telephone, or (3) by
                                                         mail. For specific
                                                         instructions, please
                                                         refer to the Questions
                                                         and Answers beginning
                                                         on page 2 of this proxy
                                                         statement and the
                                                         instructions on the
                                                         proxy card.



                                                         By Order of the Board
                                                         of Directors

                                                         /s/ Joseph F. Heitzler
                                                         Joseph F. Heitzler
                                                         President/CEO

  This proxy statement and accompanying proxy card are being distributed on or about April 23, 2001.

Q:   WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors of Championship Auto Racing Teams, Inc. ("CART") is providing these proxy materials for you in connection with CART's annual meeting of stockholders which will take place on May 31, 2001. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

Q:   WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 2000 Annual Report to Stockholders is also enclosed.

Q:   WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A:   There are three proposals scheduled to be voted on at the meeting:

     -   The election of directors
     -   The approval of the 2001 Long Term Stock Incentive Plan
     -   The ratification of independent accountants

Q.   WHAT SHARES OWNED BY ME CAN BE VOTED?

A: All shares owned by you as of April 6, 2001, the record date, may be voted by you. These shares include those: (1) held directly in your name as a stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q. WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Many CART stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     STOCKHOLDER OF RECORD

     If your shares are registered directly in your name with CART's Transfer Agent, Wells Fargo Minnesota N.A., you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by CART. As a stockholder of record, you have the right to grant your voting proxy directly to CART or to vote in person at the meeting. CART has enclosed a proxy card for your use.

     BENEFICIAL OWNER

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for your use.

Q:   HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

     EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING.

Q:   HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

     BY INTERNET - If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the proxy card.

     BY TELEPHONE - If you live in the United States or Canada, you may submit your proxy by following the "Vote by Telephone" instructions on the proxy card.

     BY MAIL - You may vote by mail by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?".

Q: CAN I VOTE BY TELEPHONE OR ON THE INTERNET IF I AM NOT A REGISTERED STOCKHOLDER?

A: If your shares are held in "street name" by a broker or other nominee, you should check the voting form used by that firm to determine whether you will be able to vote by telephone or on the Internet.

Q:   CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:   HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:   WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of directors, the 11 persons receiving the highest number of "FOR" votes will be elected. The other proposals require the affirmative "FOR" vote of a majority of those shares present, in person or by proxy, and entitled to vote. If you are the beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described in "HOW WILL BROKER NON-VOTES BE TREATED?" on page 4. In tabulating the voting results for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.
                                       3

Q:   HOW WILL ABSTENTIONS BE TREATED?

A: If you abstain from voting on one or more proposals, your shares will still be included for purposes of determining whether a quorum is present. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for Proposal 1. If you abstain from voting on the remaining proposals, your shares will be included in the number of shares voting on the proposal and, consequently, your abstention will have the same practical effects as a vote against the proposals.

Q:   HOW WILL BROKER NON-VOTES BE TREATED?

A: Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum. Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal. Consequently, broker non-votes will have the following effects:

     Proposal 1: Broker non-votes will have no effect on the election of directors.

     Proposals 2 and 3: Broker non-votes will not be counted in determining the number of shares necessary for approval of the 2001 Long Term Stock Incentive Plan and ratification of the appointment of the Company's independent auditors and will, therefore, reduce the absolute number (but not the percentage) of the affirmative votes required for approval of these proposals.

     Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
     CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:   WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of 2001.

     Additional Q&A information regarding the annual meeting and stockholder proposals may be found on pages 29 and 30.

                                 STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF CART'S STOCK?

         The following table shows the amount of CART common stock beneficially owned by any person or group that is the beneficial owner of more than 5% of CART's common stock as of April 6, 2001.

------------------------------------------------------------------------------------------------------------------
                                                    AGGREGATE NUMBER                        PERCENT OF
                                                       OF SHARES                              SHARES
             NAME AND ADDRESS                      BENEFICIALLY OWNED                       OUTSTANDING
             ----------------                      ------------------                       -----------

Kern Capital Management, LLC (1)                       1,287,400                               8.2%
Robert E. Kern, Jr.
David G. Kern
114 West 47th Street, Suite 1926
New York, NY 10036

Gerald R. Forsythe (2)                                 1,173,000                               7.4%
1111 South Willis Avenue
Wheeling, IL 60090

Capital Group International (3)                          977,400                               6.2%
Capital Guardian Trust Company
11100 Santa Monica Boulevard
Los Angeles, CA 90025

Lord, Abbett & Co. (4)                                   843,160                               5.3%
90 Hudson Street
Jersey City, NJ  07302

Janus Capital Corp. (5)                                  808,705                               5.1%
Thomas H. Bailey
100 Fillmore Street
Denver, CO 80206

PacWest Racing Group                                     800,000                               5.1%
4601 Methanol Lane
Indianapolis, IN  46268
------------------------------------------------------------------------------------------------------------------

(1)  We have received this information regarding share ownership from the
     Schedule 13G that was filed with the SEC on February 9, 2001.
(2) We have received this information regarding share ownership from the Form 4 filed with the SEC in April 2001. Of the 1,173,000 shares, 450,000 are owned by Forsythe Racing, Inc. and 170,000 are owned by Indeck Energy Services, Inc.
(3)  We have received this information regarding share ownership from the
     Schedule 13G filed with the SEC on February 12, 2001. The reporting person disclaims beneficial ownership of 977,400 shares.
(4)  We have received this information regarding share ownership from the
     Schedule 13G/A that was filed with the SEC on January 19, 2001.
(5)  We have received this information regarding share ownership from the
     Schedule 13G that was filed with the SEC on February 15, 2001. The reporting persons each disclaim beneficial ownership of the shares.

HOW MUCH STOCK DO CART'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

         The following table shows the amount of common stock of CART beneficially owned (unless otherwise indicated) by CART's directors, the executive officers of CART named in the Summary Compensation Table below, nominees, and the directors and executive officers of CART as a group. Except as otherwise indicated, all information is as of April 6, 2001.

         The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of June 5, 2001 (60 days after the record date of April 6, 2001) through the exercise of stock options or other rights. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his spouse) with respect to the shares set forth in the following table.

------------------------------------------------------------------------------------------------------------------------
                         NAME                                          AMOUNT AND                      PERCENT OF
                         ----                                           NATURE OF                        SHARES
                                                                BENEFICIAL OWNERSHIP (1)             OUTSTANDING(2)
                                                                ------------------------             --------------
Gerald R. Forsythe..................................              553,000      Direct                     7.4%
                                                                  620,000      Indirect (3)

Floyd R. Ganassi, Jr................................              720,000      Indirect (4)               4.6%

Barry E. Green......................................              103,500      Indirect (5)                 *

Carl A. Haas........................................              650,500      Indirect (6)               4.1%

James F. Hardymon...................................               70,000      Vested Options               *

Joseph F. Heitzler..................................                    0                                   *

James A. Henderson..................................                1,000      Direct
                                                                   10,000      Vested Options               *

U.E. Patrick........................................                  100      Direct                     1.6%
                                                                  248,000      Indirect (7)
                                                                    7,585      Vested Options

Bert C. Roberts, Jr. ...............................                5,000      Direct                       *
                                                                   10,000      Vested Options

Frederick T. Tucker.................................               10,000      Vested Options               *

Derrick Walker......................................              210,000      Indirect (8)               1.3%

Harold A. Whiteford.................................                5,000      Vested Options

Roger Bailey........................................                1,000      Direct                       *
                                                                   37,783      Vested Options

Timothy Mayer.......................................                8,333      Vested Options             1.6%

Andrew H. Craig.....................................                   **

Robert W. Rahal.....................................              518,700      Indirect (9)               3.6%
                                                                   50,000      Vested Options

Randy K. Dzierzawski................................                   **

Patrick R. Leahy....................................                3,333      Vested Options               *

All current directors and executive officers as a
   group (16) persons...............................              563,100      Direct                     20.6%
                                                                2,552,000      Indirect
                                                                  166,200      Vested Options
------------------------------------------------------------------------------------------------------------------------

*  Represents less than 1% of the Company's outstanding common stock.
** Information is not available. Messrs. Craig and Dzierzawski resigned in 2000.

(1) "Vested Options" are stock options which may be exercised as of June 5, 2001.

(2) Percentages are based upon 15,765,467 shares of common stock outstanding on April 6, 2001.

(3) Of these shares, 450,000 are owned by Forsythe Racing, Inc. and 170,000 are owned by Indeck Energy Services, Inc.

(4)      The shares are held of record by Chip Ganassi Racing Teams, Inc.

(5)      The shares are held of record by Team Green, Inc.

(6)      The shares are held of record by Newman/Haas Racing.

(7)      The shares are held of record by Patrick Racing, Inc.

(8)      The shares are held of record by Derrick Walker Racing, Inc.

(9)      The shares are held of record by Team Rahal, Inc.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our stock. CART believes that during fiscal 2000, its officers and directors complied with all Section 16(a) filing requirements. In making this statement, CART has relied upon the written representations of its directors and officers.

                        BOARD STRUCTURE AND COMPENSATION

         During 2000, our Board had 13 directors and the following three committees: (1) Executive, (2) Audit and (3) Compensation. Mr. McCaw resigned in March 2001, and Mr. Rahal will not stand for re-election at this meeting. The Board has amended our by-laws to provide for a Board composed of eleven directors. The membership during fiscal 2000 and the function of each committee are described below. During 2000, the Board held nine meetings and seven telephonic meetings. Each director attended at least 75% of all Board and applicable committee meetings. All directors served on the Board for the entire fiscal 2000, except Mr. Henderson who was appointed to the Board in July 2000.

----------------------------------------------------------------------------------------------------
NAME OF DIRECTOR                                    EXECUTIVE          AUDIT         COMPENSATION
----------------                                    ---------          -----         ------------
Non-Employee Directors:
Gerald R. Forsythe ......................
Floyd R. Ganassi, Jr.....................                                                 X
Barry E. Green...........................                                                 X
Carl A. Haas ............................
James F. Hardymon .......................               X*               X*
James A. Henderson ......................
Bruce R. McCaw ..........................                                X
U.E. Patrick ............................               X
Robert W. Rahal .........................               X
Bert C. Roberts , Jr.....................               X                X
Frederick T. Tucker .....................                                X
Derrick Walker ..........................               X                                 X*

Employee Directors:

Joseph F. Heitzler (1)...................               X

Number of Meetings in Fiscal 2000........               3                4              2 (2)
------------------------------------------------- --------------- ---------------- -----------------

 X = Committee member; * = Chair
(1)  Mr. Heitzler was elected to the Board in December 2000.
(2)  The Committee also took four actions in writing.

THE EXECUTIVE COMMITTEE

         The Executive Committee meets or takes written action when the Board is not otherwise meeting. The Executive Committee has full authority to act on behalf of the Board, except that it cannot amend CART's by-laws, recommend any action that requires the approval of the stockholders or take any other action not permitted under Delaware law to be delegated to a committee.

THE AUDIT COMMITTEE

         The Audit Committee reviews our auditing, accounting, financial reporting and internal control functions and makes recommendations to the Board for the selection of independent accountants. In discharging its duties, the committee:

         - reviews and approves the scope of the annual audit and the independent accountant's fees;

         - meets independently with our internal accounting staff, our independent accountants and our senior management; and

         - reviews the general scope of our accounting, financial reporting, annual audit and internal audit program, and matters relating to internal control systems as well as the results of the annual audit.

         Each member of the Audit Committee is an "independent director," as defined in the rules of The New York Stock Exchange. The Audit Committee operates pursuant to a written charter, a copy of which is attached as Appendix A to this proxy statement.

THE COMPENSATION COMMITTEE

         The Compensation Committee determines, approves and reports to the Board on all elements of compensation for our elected executive officers and all employees whose annual salary exceeds $150,000.

                       DIRECTOR COMPENSATION ARRANGEMENTS

         The following information with respect to CART's compensation and reimbursement practices during 2000 relates only to directors who are not CART officers and who are not affiliated with teams participating in CART events (Messrs. Hardymon, Henderson, Roberts and Tucker). CART employees and those directors who are affiliated with teams participating in CART events do not receive any compensation for their Board activities.

         In addition to the cash compensation discussed below, members of the Board of Directors who are not CART officers and who are not affiliated with teams participating in CART events (Messrs. Hardymon, Henderson, Roberts and Tucker) received options to purchase 10,000 shares of common stock when first elected and options to purchase 5,000 shares upon each re-election. In addition, Mr. Hardymon received options to purchase 50,000 shares in September 2000 for serving as Chairman of the Board.

         During the first quarter of 2000, members of the Board of Directors who were not CART officers and who were not affiliated with teams participating in CART events were paid $1,000 per meeting attended in person and $250 per telephonic meeting or committee meeting. In addition, the Board members were reimbursed for expenses attendant to Board membership.

         Beginning in the second quarter of 2000, members of the Board of Directors who were not CART officers and who were not affiliated with teams participating in CART events were paid an annual retainer of $25,000. Board members were reimbursed for expenses attendant to Board membership.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         There are 11 nominees for election to our Board this year. All of the nominees have served as directors since the last annual meeting, except for James A. Henderson and Joseph F. Heitzler, each of whom were appointed to the Board of Directors subsequent to the last annual meeting. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next annual meeting and until their respective successor is elected.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES.

GERALD R. FORSYTHE                  Mr. Forsythe currently serves as President
Director since December 1997        of Forsythe Racing, Inc. and a director and
Age 60                              President of  Player's/Forsythe Racing Team,
                                    Ltd. Since 1963, Mr. Forsythe has been
                                    employed in various positions with and
                                    currently serves as Chairman and Chief
                                    Executive Officer of INDECK Power Equipment
                                    Company, its subsidiaries and affiliates.
                                    INDECK Power Equipment Company is North
                                    America's largest emergency and back-up
                                    steam generating source. The company also designs and fabricates water treatment equipment and rents generator sets, chillers and compressors. Mr. Forsythe serves as a director of Black Hills Corporation and is an owner of Monterrey Grand Prix S. de R.L.
                                    de C.V.

FLOYD R. GANASSI, JR.               Since 1987, Mr. Ganassi has served as
Director since December 1997        President and owner of Chip Ganassi Racing
Age 42                              Teams, Inc., which won the CART Championship
                                    in 1996, 1997, 1998 and 1999. Mr. Ganassi
                                    currently holds executive positions with
                                    Chicago Motor Speedway, a racing facility;
                                    and Tessa One Incorporated, a holding
                                    company.

BARRY E. GREEN                      Mr. Green is the Chairman/CEO and sole
Director since May 2000             shareholder of Team Green, Inc., a
Age 48                              corporation he formed in 1994 and located in
                                    Indianapolis, Indiana, which is involved in motor racing and related activities. In Team
                                    Green's initial CART season in 1995, it won the Indianapolis 500 and the CART season championship. During his career in motor racing, Mr. Green has accumulated two CART championship titles (1990 and 1995) and two
                                    Indianapolis 500 victories (1992 and 1995).

CARL A. HAAS                        Since 1960, Mr. Haas has served as Chief
Director since December 1997        Executive Officer of Carl A. Haas Auto
Age 71                              Imports, a company specializing in the
                                    distribution of race cars and parts. Since
                                    1982, Mr. Haas has also served as the
                                    Managing Partner of Newman Haas Racing.
                                    Since 1992, he has served as President of Carl A. Haas Racing Teams, Ltd. and, since
                                    1996, as the Managing Member of Texaco Grand
                                    Prix of Houston, LLC. Both Carl A. Haas
                                    Racing Teams, Ltd. and Texaco Grand Prix of
                                    Houston, LLC are race promotion
                                    organizations. In addition, Mr. Haas also holds positions with various companies, including, but not limited to, Carl A. Haas
                                    Enterprises, Inc., Team Haas USA Ltd., Road
                                    America, SCCA Pro Racing, Inc. and Milwaukee
                                    Mile, Inc., all of which are racing related businesses.

JAMES F. HARDYMON                   Mr. Hardymon retired as Chairman and Chief
Chairman of the Board               Executive Officer of Textron, Inc. in
Director since April 1998           January 1999. Textron, Inc. is a public
Age 66                              company, supplying aerospace and
                                    industrial components. He joined Textron in 1989 as President and Chief Operating
                                    Officer, became Chief Executive Officer in
                                    1992, assumed the additional title of
                                    Chairman in 1993 and relinquished the title of President in 1994. Prior to joining
                                    Textron, Mr. Hardymon was President, Chief
                                    Operating Officer and a director of Emerson
                                    Electric Co., a global manufacturer of
                                    electrical and electronic products and
                                    systems. Mr. Hardymon is a director of Air
                                    Products and Chemicals, Inc., Fleet Boston
                                    Financial Corporation, Schneider Electric
                                    SA, Lexmark International, Circuit City
                                    Stores, Inc. and American Standard
                                    Companies, Inc.

JOSEPH F. HEITZLER                  Mr. Heitzler was elected President, Chief
Director since December 2000        Executive Officer and a director of CART in
Age 56                              December 2000. From 1998 to December 2000,
                                    Mr. Heitzler was President of National
                                    Mobile Television, Inc., a provider of
                                    mobile broadcasting facilities. From 1985 to 1998, Mr. Heitzler was Chairman and Chief
                                    Executive Officer of VTE Mobile Television,
                                    Inc., which was sold in 1998 to National
                                    Mobile Television, Inc. From 1982 to 1985,
                                    Mr. Heitzler was the founder, Chairman and Chief Executive Officer of Sports
                                    Communications, Inc., a sports marketing communications firm. From 1979 to 1982, Mr.
                                    Heitzler was President of Forum Sports
                                    Entertainment, Inc., the then-parent company of the Los Angeles Lakers, Los Angeles Kings and the Forum. Mr. Heitzler is a director of California Community Bancshares, Inc., a community bank holding company.

JAMES A. HENDERSON                  Mr. Henderson was elected Chairman of the
Director since July 2000            Board of Cummins Engine Company, Inc. in
Age 66                              1995 after  serving as Chief Executive
                                    Officer since 1994 and its President since
                                    1977. Mr. Henderson retired from Cummins in
                                    December 1999. He received a Bachelor of
                                    Arts degree from Princeton University in 1956, served in the U.S. Navy and received an M.B.A. from Harvard in 1963. He joined
                                    Cummins in 1964 as Assistant to the Chairman and in 1965 was elected Vice
                                    President--Management Development. After serving as Vice President - Personnel and
                                    Vice President-Operations, Mr. Henderson was elected Executive Vice President in 1971. He was also Chief Operating Officer from 1975 to 1994. He serves as a director of SBC
                                    Communications, Inc., International Paper
                                    Company, Landmark Communications, Inc.,
                                    Ryerson Tull, Inc., and Rohm and Haas
                                    Company.

U.E. PATRICK                        Mr. Patrick was a founding member of CART
Director since December 1997        in  November  1978 and served as its first
Age 72                              President and Chief Executive Officer. Mr.
                                    Patrick has been involved in racing since
                                    1967 and has been a car owner since 1970, with three Indianapolis 500 wins and the CART World Series Championship in 1989. Mr.
                                    Patrick currently serves as President of Patrick Racing, Inc. He holds the position of Chairman of the Board of Patrick
                                    Exploration, Inc., an oil and gas
                                    exploration company, and is an investor in several businesses. Mr. Patrick is an owner of Monterrey Grand Prix, S. de R.L. de C.V.

BERT C. ROBERTS, JR.                Mr. Roberts is the Chairman of WorldCom,
Director since May 2000             Inc., one of the world's largest
Age 58                              communications companies. He was named
                                    Chairman and CEO of Worldcom in 1992, after serving as President and Chief Operating
                                    Officer since 1985. Additionally, Mr.
                                    Roberts serves on the Boards of Directors of Valence Technology, Inc., and News
                                    Corporation Limited, and is a trustee of Johns Hopkins University.

FREDERICK T. TUCKER                 Mr. Tucker served as Deputy to the Chief
Director since May 2000             Executive Office of Motorola, Inc. from
Age 60                              October 2000 until his retirement in
                                    February 2001. From January 2000 to October
                                    2000, Mr. Tucker was President,
                                    Semiconductor Products Sector, and Deputy to the Chief Executive Officer of Motorola,
                                    Inc. After joining Motorola in 1965, Mr.
                                    Tucker served in a number of senior
                                    management positions, including President and General Manager of the Automotive, Component, Computer and Energy Sector. Prior to that, Mr. Tucker served as Executive Vice
                                    President and General Manager of the
                                    Automotive and Industrial Electronics Group and Corporate Vice President and General manager of Motorola's Bipolar Analog IC
                                    Division in Arizona, a manufacturer of
                                    semiconductor products. Mr. Tucker has
                                    served as a trustee of Rochester Institute of Technology since 1986.

DERRICK WALKER                      Mr. Walker is currently the President and
Director since December 1997        owner of Walker  Racing, LLC, which was
Age 54                              formed in 1990.  In 1988,  he joined Al
                                    Holbert's Porsche Indy car project and
                                    assumed control of the program upon the
                                    death of Al Holbert. From 1980 to 1988, he was responsible for Penske Racing, Inc.'s
                                    Indy car program.

                                 PROPOSAL NO. 2

                 APPROVAL OF 2001 LONG TERM STOCK INCENTIVE PLAN

         The Company's Board of Directors, subject to stockholder approval, has adopted a 2001 Long Term Stock Incentive Plan which provides for grants of stock options to eligible participants including employees, officers, directors, consultants and other key persons. The Company adopted a 1997 Stock Option Plan for employees and a similar Director's Stock Option Plan. These plans were designed to provide an additional incentive for key participants for the Company's success to align the interests of the participants with the interests of stockholders and to provide incentives to exert maximum efforts for the success of the Company by giving them the opportunity to continue to acquire a proprietary interest in the Company and to participate in its success. The 2001 Plan is intended to continue to provide these incentives.

        If this Plan is adopted by the stockholders, then no further options will be granted under either the 1997 Stock Option Plan or the Director's Stock Option Plan. As of December 31, 2000, there were 12,500 shares of common stock of the Company available for grant under the Director's Stock Option Plan and 1,160,685 shares of common stock of the Company available for grant under the 1997 Stock Option Plan.

         The full text of the Plan is attached as Appendix B. The principal features of the Plan are outlined below:

DESCRIPTION OF THE PLAN

         The Plan authorizes the grant to participants of options to purchase up to 1,500,000 shares of the Company's common stock. The Plan will be administered by the Compensation Committee of the Board of Directors, which is appointed by a majority of the Board. The committee construes and interprets the terms and provisions of the plan and has the power to determine to whom grants are made, whether they are transferable, the time of exercise within the option term and the size of the option grant. No officer may be granted more than 500,000 options during any one fiscal year. Options are granted only to employees, officers, directors, consultants and other persons providing key services to the Company or a subsidiary and the purchase price of each option granted cannot be less than 100% of the fair market value of the common stock on the date of grant.

         Options granted under the Plan are incentive stock options or non-qualified stock options as defined under the Internal Revenue Code of 1986, as amended. The shares issued upon the exercise of options granted may be previously unissued shares, reacquired shares, or shares bought in the open market. The purchase price for all shares purchased pursuant to options exercised must be either paid in cash, or paid in full in common stock of the Company valued at fair market value on the date of exercise, or a combination of cash and common stock.

         The term of each option may not exceed ten years and, additionally, may not exceed twelve months following the termination of providing services to the Company, unless modified by the Compensation Committee.

         Options granted under the Plan are not transferable except by will or the laws of descent and distribution. Options may be exercised during the participant's lifetime only by the participant or the participant's guardian or legal representative.

         The Board may amend, modify or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. Stockholder approval will be sought for plan amendments if it is determined to be required or advisable under Securities and Exchange Commission regulations, applicable stock exchange rules, or other applicable laws or regulations.

TAX CONSEQUENCES OF THE PLAN

         No taxable income is realized by the participant upon the grant of an incentive or non-qualified stock option, and no tax deduction is then available to the Company. Upon exercise of the option, the excess of the fair market value of the shares on the date of exercise over the option price will be taxable to the participant and deductible by the Company. The tax basis of shares acquired will be the fair market value on the date of exercise.

         No taxable income is realized by a participant, and no tax deduction is available to the Company upon either the grant or exercise of an incentive stock option or non-qualified stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the stock option exercise and more than two years after the date of the option grant (the "holding period"), the difference between the option price and the amount realized upon the sale of the shares will be treated as long-term capital gain or loss and no deduction will be available to the Company. If the shares are transferred before the expiration of the holding period, the participant will realize ordinary income, and the Company will be entitled to a deduction on a portion of the gain, if any, equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition. Any further gain or loss will be taxable as long-term or short-term capital gain or loss depending upon the holding period before disposition. When a holder of a non-qualified stock option exercises his or her option, ordinary income will be realized and will be subject to withholding. Generally, such income will be realized at the time of exercise and in an amount equal to the excess, measured at the time of exercise, of the then fair market value over the option price. The Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to certain withholding requirements.

         If stockholders approve the Plan, the Company believes that compensation received by participants on the exercise of non-qualified options, or the disposition of shares acquired upon the exercise of any incentive stock options, will be considered performance-based compensation and thus not subject to the $1,000,000 limit on deductibility of compensation under Section 162(m) of the Code.

         Participants are responsible for the payment of all withholding taxes due in connection with the exercise or disposition of a stock option. Participants may direct the Company to withhold shares to be issued on an option exercise to satisfy the withholding obligation.

         The foregoing summary is not a complete description of the U.S. Federal income tax aspects of the Plan. Moreover, the foregoing summary relates only to Federal income taxes; there may also be Federal estate and gift tax consequences associated with the Plan, as well as foreign, state and local tax consequences.

CHANGE OF CONTROL

         Upon a change in control (as defined in the Plan), any stock option that is not then exercisable will become fully exercisable. During the 60-day period following a change in control, a participant will have the right, in lieu of paying the exercise price for the shares of common stock under an option, to elect to surrender all or part of the option to the Company and to receive cash, or in certain circumstances shares of common stock, in an amount equal to the amount by which the change in control price (as defined in the Plan) exceeds the exercise price per share of the common stock underlying the option.

PLAN AWARDS

         Any awards under the Plan will be at the discretion of the Compensation Committee or the Board. Therefore, it is not possible at present to determine the amount or form of any award that would be available for grant to any individual during the term of the Plan or that would have been granted during 2000, had the Plan been in effect.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO APPROVE THE 2001 LONG TERM STOCK INCENTIVE PLAN. IN ORDER TO BE APPROVED, THE AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE SHARES PRESENT AND ENTITLED TO VOTE IS NEEDED.

                                 PROPOSAL NO. 3

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as CART's independent accountants to audit CART's consolidated financial statements for the year ended December 31, 2001. During 2000, Deloitte & Touche LLP, served as CART's independent accountants and provided certain tax and consulting services. Representatives of Deloitte & Touche LLP are expected to attend the meeting where they will be available to respond to questions and, if they desire, to make a statement.

         Audit Fees. The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of our annual financial statements for 2000 and the review of the financial statements in our Forms 10-Q was $42,175.

         All Other Fees. The aggregate fees billed by Deloitte & Touche LLP for other non-audit services rendered to us for the year ended December 31, 2000 was $38,650.

         The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS CART'S INDEPENDENT ACCOUNTANTS FOR 2001. If the appointment is not ratified, our Board will select other independent accountants.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The following table provides information regarding each of CART's executive officers and certain key employers. Messrs. Whiteford and Mayer and Ms. O'Connor have entered into employment agreements pursuant to which they hold their current positions. All other officers are elected to serve one year terms.

NAME                                                      AGE                   POSITION
----                                                      ---                   --------
Joseph F. Heitzler (1)                                    56                    President and Chief Executive Officer

Harold A. Whiteford                                       49                    President of Racing Operations of
                                                                                CART, Inc.

Thomas L. Carter                                          45                    Chief Financial Officer

Vicki O'Connor                                            55                    President of Pro-Motion Agency, Ltd.
                                                                                (Toyota Atlantic Series)

Roger Bailey                                              59                    President of American Racing Series,
                                                                                Inc. (Dayton Indy Lights Series)

Timothy A. Mayer                                          35                    Senior Vice President of Racing
                                                                                Operations of CART, Inc.

J. Kirk Russell                                           57                    Vice President of Competition of
                                                                                CART, Inc.

Dennis Swan                                               54                    Vice President of Logistics of CART,
                                                                                Inc.

Keith Allo                                                35                    Vice President of Broadcasting of
                                                                                CART, Inc.

Rena Shanaman                                             49                    Vice President of Client Relations
                                                                                of CART, Inc.

Ron Richards                                              49                    Vice President of Communications of
                                                                                CART, Inc.

Jeff H. Horton                                            40                    Vice President of Electronic Systems
                                                                                of CART, Inc.

Deborah M. Schneider                                      40                    Vice President of Legal Affairs of
                                                                                CART, Inc.

Michael J. Mills                                          49                    Secretary and General Counsel


-----------------
(1)   See Mr. Heitzler's biography on page 12.

         Harold A. Whiteford has served as President of Racing Operations for CART, Inc. since April 2000. From 1983 to April 2000, Mr. Whiteford served in various capacities with Mercedes-Benz USA, including Vice President of Operations from October 1994 to April 2000, Regional Vice President from 1992 to 1994 and General Manager - Franchise & Network from 1990 to 1992.

         Thomas L. Carter was elected Chief Financial Officer in October, 2000 and was first named Vice President of Finance and Administration of CART, Inc. in March 1998 after serving as Director of Finance since February 1997. From 1995 to 1996, Mr. Carter was employed by Rehman Robinson as a senior tax manager. From 1990 to 1995, Mr. Carter was employed by Deloitte & Touche as a senior tax consultant. From 1973 to 1989, Mr. Carter worked in various positions with the Michigan Department of Treasury. Mr. Carter is a certified public accountant.

         Vicki O'Connor is the founder, and has served as President, of Pro-Motion Agency, Ltd., which has administered the Atlantic Championship Series since 1985. From 1983 through 1984, Pro-Motion also organized the Pro Sports 2000 Series.

         Roger Bailey has served as President of American Racing Series, Inc. since 1989. American Racing Series, Inc. operates the Dayton Indy Lights Championship Series. Prior to joining American Racing Series, Mr. Bailey served in various capacities in motor sports.

         Timothy A. Mayer was named Senior Vice President of Racing Operations of CART, Inc. in December, 1998. Previously he was President of G3 Communications, Inc., a motorsports consulting and operations firm. G3 helped organize the Rio400 in Brazil. Mr. Mayer was General Manager of G3 in 1998, and assisted with logistics for other international events. Mr. Mayer was also the Executive Producer for SBT Brazilian Television's coverage of the FedEx Championship Series, Indy Lights and the Kool Toyota Atlantic Series. Mr. Mayer has produced the television coverage for Brazilian television of these series from 1993 to 1998. Previously Mr. Mayer was in charge of Special Projects for Fittipaldi USA, and Sports World Communications.

         J. Kirk Russell was first appointed Chief Steward of CART, Inc. in January, 2000. Since November 1996, Mr. Russell has served as Vice President of Competition of CART, Inc. and had served as Vice President of Operations of CART, Inc. from November 1994 to November 1996. Mr. Russell joined CART on a full-time basis in 1980 as director of operations and technical director. In 1986, Mr. Russell received the Championship Drivers Association's highest honor, the "Carl Horton Safety Award." In addition, Mr. Russell has served on the Board of Directors of the Automobile Competition Committee of the United States since 1988.

         Dennis Swan was first named Vice President of Logistics of CART, Inc. in November 1994. Prior to joining CART, Mr. Swan spent two years as test team manager for the Honda engine program at Rahal-Hogan Racing. From 1989 to 1992, Mr. Swan served as test team manager and then team manager for Truesports. Mr. Swan has been involved in racing since 1964, and has worked with drivers such as Al Unser, Jr., Danny Sullivan and Raul Boesel.

         Keith Allo was first named Vice President of Broadcasting for CART, Inc. in June 1997. Prior to his employment with CART, Mr. Allo was an executive for PASS Sports beginning in 1994. While with PASS Sports, Mr. Allo served as executive producer of programming for the Detroit Redwings, Pistons, Tigers and Lions, and the University of Michigan and Michigan State University. From 1988 to 1993, Mr. Allo worked as a producer and director for SportsChannel Florida and the University of Florida Athletic Association, as well as producing programs for Jefferson Pilot Teleproductions and Host Creative.

         Rena Shanaman was first named Vice President of Client Relations for CART, Inc. in July 1996 after serving as the General Manager of CART's inaugural U.S. 500 on a contractual basis. Ms. Shanaman has been involved in motorsports for more than 16 years, including the Detroit Grand Prix, Molson Indy Vancouver and the Arrivederci, Mario tour for racing legend Mario Andretti.

         Ron Richards was first named Vice President of Communications of CART, Inc. in November 1996. From 1989 to 1996, Mr. Richards worked for Miller Brewing Company in several positions including manager and director of employee communications, including the management of all sports marketing public relations. From 1982 to 1984 and from 1987 to 1989, Mr. Richards worked with the Sports Car Club of America as both director of marketing and public relations manager. During this time, he also served as the motorsports public relations manager for Coors-sponsored racing programs.

         Jeff H. Horton was first named Vice President of Electronic Systems of CART, Inc. in June 1998. Mr. Horton has been involved in the CART family for more than 13 years. While at General Motors in the Motorsports group, Mr. Horton served as both a project engineer and program manager for the American Racing Series, Buick Indy V6, and Chevrolet Indy V8 programs. Prior to joining CART, Mr. Horton was also involved with the Mercedes CART program as a project engineer and Manager of Engine Electronics for the Dayton Indy Lights Series. From 1996 to 1998, Mr. Horton was employed by American Racing Series as the manager of engine electronics for the Dayton Indy Lights Program. In 1996, Mr. Horton was project engineer Oldsmobile Aurora IRL Program through GM Motorsports. From 1994 to 1996, Mr. Horton was employed by Ilmor Engineering, as project engineer Mercedes CART program. From 1986 to 1994, Mr. Horton was employed by GM Motorsports as program manager Chevy Indy V8 program.

         Deborah M. Schneider became Vice President of Legal Affairs of CART, Inc. in May 2000. From August 1999 to May 2000, Ms. Schneider was a partner with the law firm of Warner, Norcross & Judd. From July 1996 to August 1999, Ms. Schneider was a partner with the law firm of Adkison, Need, Green, Allen & Schneider. From 1985 to 1996, Ms. Schneider worked with the law firm of Howard & Howard, becoming a partner in 1991.

         Michael J. Mills was appointed general corporate counsel and corporate secretary to CART, Inc. in 1990. Mr. Mills was elected Secretary in 1997. From 1978 to 1989, Mr. Mills served as CART's associate counsel. In addition to his positions with CART, Mr. Mills currently serves in an "of counsel" position with the law firm of Monaghan, LoPrete, McDonald, Yakima & Grenke. From 1989 to 1996, Mr. Mills was the managing partner of Tripp and Mills. Prior to that time, he was a partner with Frasco, Hackett & Mills. Mr. Mills' law practice focuses on corporate and pension law, business and commercial transactions, labor/management relations and general litigation.

                             EXECUTIVE COMPENSATION

         The following table discloses compensation received by each person who served as CART's Chief Executive Officer during 2000 and its four other most highly paid executive officers for the fiscal year ending December 31, 2000, and one other Executive Officer that was not an officer at the end of the year, as well as their compensation for the fiscal years ending December 31, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                    ANNUAL                                         LONG TERM COMPENSATION
                                                 COMPENSATION                                              AWARDS
                                                 ------------                                  -------------------------------
                                                                                               SECURITIES
                                                                                               UNDERLYING
                                                                            OTHER ANNUAL        OPTIONS/         ALL OTHER
 NAME AND PRINCIPAL POSITION        YEAR      SALARY ($)     BONUS ($)     COMPENSATION ($)     SARS (#)      COMPENSATION ($)
 ---------------------------     ---------- --------------   ---------     ----------------     ---------     ----------------

Joseph F. Heitzler,                  2000     $42,308         $100,000           (2)              200,000                 $0
  President and CEO

Robert W. Rahal, (1)                 2000    $166,154               $0           (2)               50,000            $226 (3)
  Interim President and CEO

Andrew H. Craig, (4)                2000     $600,000               $0           (2)                    0      $2,411,740 (5)
   President and CEO                1999      550,000          200,000                                  0           9,236
                                    1998      517,308          200,000                            600,000           6,308


Harold A. Whiteford                  2000    $213,462          $51,593           (2)               15,000         $13,699 (3)

Roger Bailey (6)                     2000    $240,000          $28,139           (2)                5,000          $4,706 (3)
   President of American             1999     240,000           83,108                             10,000           3,016
   Racing Series                     1998     193,846          120,000                                  0           1,788

Timothy Mayer (7)                    2000    $210,848           $7,000           (2)                5,000          $5,211 (3)
   Senior Vice President             1999     200,885            7,000                             10,000           6,314
   of Racing Operations              1998      18,462                0                                  0               0

Randy K. Dzierzawski, (8)            2000    $275,000               $0           (2)                    0          $2,360 (3)
   Executive Vice President          1999     249,904          100,000                                  0           2,608
                                     1998     232,692          100,000                            300,000           2,632

Patrick R. Leahy, (9)                2000    $200,000          $30,000           (2)               10,000          $7,519 (3)
  Senior Vice President of
  Marketing



(1) Mr. Rahal served as Interim President and CEO following Mr. Craig's resignation in June 2000 until December 2000.

(2) The aggregate amount of perquisite compensation to be reported herein is less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer. No other annual compensation was paid or payable to the named executive officers in the years indicated.

(3) Includes the payment of term life insurance premiums on behalf of the named executive officer, as follows:

         Mr. Rahal ($226); Mr. Whiteford ($394); Mr. Bailey ($2,081); Mr. Mayer ($404); Mr. Dzierzawski ($341); and Mr. Leahy ($866). Includes the contributions to defined benefit plans on behalf of the named executive officer, as follows: Mr. Bailey ($2,625); Mr. Mayer ($2,019); and Mr. Leahy ($2,500). Includes moving expenses paid on behalf of the named executive officer as follows: Mr. Whiteford ($10,000); Mr. Mayer ($4,807); and Mr. Leahy ($4,153). Includes relocation costs of $3,305 reimbursed for Mr. Whiteford's expenses.

(4)      Mr. Craig resigned in June 2000.

(5) Includes the following: $3,000 paid on behalf of Mr. Craig for financial consulting services; $484 for term life insurance premiums on behalf of Mr. Craig; $1,212 in contributions to defined benefit plans on behalf of Mr. Craig; $2,400,000 in severance payments in connection with Mr. Craig's resignation; and $7,044 in medical insurance premiums. In consideration of the severance payments to Mr. Craig, all outstanding stock options held by Mr. Craig were cancelled.

(6) Mr. Bailey became an executive officer of CART upon CART's acquisition of American Racing Series in March 1998. Therefore, the salary information is only provided from the date of such acquisition.

(7)      Mr. Mayer was hired in December 1998.

(8)      Mr. Dzierzawski resigned in October 2000.

(9)      Mr. Leahy resigned in February 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information on option grants in 2000 to each of the named executive officers.

                                                                INDIVIDUAL GRANTS
                                                                -----------------

                                   NUMBER OF       % OF TOTAL
                                   SECURITIES        OPTIONS
                                   UNDERLYING      GRANTED TO        EXERCISE                         GRANT DATE
                                    OPTIONS       EMPLOYEES IN        PRICE         EXPIRATION          PRESENT
             NAME                 GRANTED (1)     FISCAL YEAR (2)   ($/SHARE)         DATE           VALUE ($)(3)
             ----                 -----------     ---------------   ---------         -----          ------------

Joseph F. Heitzler                     200,000          60%           $20.75         12/4/10           $2,090,209

Robert W. Rahal                         50,000          15%           $25.50         6/30/10            $642,173

Andrew H. Craig                             --          --              --              --                 --

Harold A. Whiteford                     15,000          5%            $18.50         4/17/10            $139,767

Roger Bailey                             5,000          2%            $20.00          2/2/10             $50,350

Timothy Mayer                            5,000          2%            $20.00          2/2/10             $50,350

Randy K. Dzierzawski                        --          --              --              --                 --

Patrick R. Leahy (4)                    10,000          3%            $22.13          1/3/10            $114,436

-----------------
(1) The options granted in 2000 are exercisable 33% after the first year, 66% after the second year and 100% after the third year.

(2)      CART granted options representing 331,400 shares to employees in 2000.

(3) CART used a Black-Scholes model of option valuation to determine grant date present value. CART does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. Calculations for the named officers are based on a ten-year option term. Other assumptions used for the valuations are: interest rate of 5.0%; annual dividend yield of 0%; and volatility of 27%.

(4) Mr. Leahy resigned in February 2001. The options granted to him terminated ninety days following his resignation.

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

         The following table provides information on option exercises in 2000 by each of the named executive officers and the values of each of such officer's unexercised options at December 31, 2000.

                                                                    NUMBER OF SECURITIES
                                                                         UNDERLYING             VALUE OF UNEXERCISED IN-THE-
                                                                   UNEXERCISED OPTIONS AT             MONEY OPTIONS AT
                                                                      YEAR-END FISCAL               FISCAL YEAR-END (1)
                                                                     -----------------           -------------------------
                                NUMBER OF
                                  SHARES
                                ACQUIRED ON       VALUE
            NAME                 EXERCISE        REALIZED       EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
            ----               ------------   ---------------   -----------    -------------    -----------    -------------

Joseph F. Heitzler                 --              --                --            200,000         --             $88,000
Robert W. Rahal                    --              --               50,000           --                0            --
Andrew H. Craig                    --              --                --              --            --               --
Harold A. Whiteford                --              --                --             15,000         --             $40,350
Roger Bailey                       --              --               32,783          11,667      $152,486           $5,590
Timothy Mayer                      --              --                3,333          11,667             0           $5,950
Randy K. Dzierzawski             170,000       $1,550,400            --              --            --               --
Patrick Leahy                      --              --                --             10,000         --                   0

----------------

(1) The value of unexercised options is based upon the difference between the exercise price and the average of the high and low market prices on December 31, 2000 of $21.19.


                      REPORT OF THE COMPENSATION COMMITTEE

         CART's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Compensation Committee"). The Compensation Committee, which is comprised of non-employee directors, is responsible for approving and reporting to the Board on all elements of compensation for elected corporate officers. The Compensation Committee has furnished the following report on executive compensation.

         The Compensation Committee of the Board of Directors has furnished the following report on Executive Compensation for the Year Ended December 31, 2000.

WHAT IS CART'S PHILOSOPHY OF EXECUTIVE COMPENSATION?

         CART's Compensation Program consists of three key elements:

                  -        Base Salary;
                  -        Performance-Based Annual Bonus; and
                  -        Periodic Grants of Stock Options.

         The Compensation Committee believes that this three part approach best serves the interests of CART and its stockholders. It enables CART to meet the requirements of the highly competitive environment in which CART operates, while insuring that executive officers are compensated in a way that advances both the short and long-term interests of the stockholders. The variable annual bonus and stock options relate to an evaluation of the contribution made by the officer of CART to his performance, and with respect to the stock options, long-term remuneration related directly to the stock appreciation realized by all CART stockholders.

         BASE SALARY. Base salaries of CART's executive officers, as well as changes in such salaries take into account such factors as competitive industry salaries; a subjective assessment of the nature of the position; the contribution and experience of the officer; negotiated terms of any applicable employment contracts; and the length of the officer's service. Salaries of all employees earning in excess of $150,000 per annum are reviewed and approved by the Compensation Committee.

         ANNUAL BONUS. Annual bonuses for officers are based upon the recommendation of the Chief Executive Officer and are reviewed and approved by the Compensation Committee. Bonuses are based on a number of factors, including achieving CART's financial and operational goals and overall performance by the officer.

         STOCK OPTIONS. The Compensation Committee's policy with respect to Stock Options is to grant options reflecting the participant's position and ability to influence CART's overall performance. The Stock Option Plan is intended to provide participants with an increased incentive to make contributions to the long-term performance and growth of CART, to attract and retain qualified employees. CART's approach has been to grant options to a significant number of its employees at all levels in order to align all employees with the shareholders in seeking shareholder value.

HOW IS CART'S CHIEF EXECUTIVE OFFICER COMPENSATED?

         During the year 2000, there were three Chief Executive Officers. Andrew Craig was Chief Executive Officer until he resigned in June 2000. Pursuant to the Severance Agreement which we entered into with Mr. Craig, he received the salary of $600,000, which was the amount he was entitled to receive under his employment contract. Mr. Craig did not receive any bonus. However, he did receive severance payments as set forth in the "Summary Compensation Table." Robert W. Rahal assumed the position of Interim President and CEO in June 2000. Mr. Rahal received compensation of $166,154 and options to purchase 50,000 shares of the Company's common stock. Mr. Rahal did not receive any bonus. In December 2000, Joseph F. Heitzler became the President and CEO of the Company. Mr. Heitzler received a bonus of $100,000 and salary of $42,308 for services in 2000. In addition, we granted Mr. Heitzler options to purchase 200,000 shares of our common stock.

         No specific quantitative measures of performance have been adopted by the Committee. However, as part of the arrangement with our new CEO, we intend to establish specific bonus criteria for the CEO and other executive officers based on subjective factors which we intend to establish during 2001.

         DEDUCTIBILITY OF EXECUTIVE COMPENSATION. The Committee intends to comply with the requirements of Section 162(m) of the Internal Revenue Code with respect to the stock options granted to employees in order to avoid losing the tax deduction for compensation in excess of $1million paid to one or more of the executive officers named in the summary of compensation table.

                                         Compensation Committee:

                                                Derrick Walker, Chairman
                                                Floyd R. Ganassi, Jr.
                                                Barry E. Green

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the members of the Board's Compensation Committee is or has been an officer or employee of CART or any of its subsidiaries during the last 10 years.

                          REPORT OF THE AUDIT COMMITTEE

         In connection with the preparation and filing of our Annual Report on Form 10-K for the year ended December 31, 2000, the Audit Committee:

            - reviewed and discussed the audited financial statements with CART's management,

            - discussed with Deloitte & Touche LLP, our independent auditors, the matters required to be discussed by Statement of Auditing Standards 61 (as modified or supplemented), and

            - received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (as modified or supplemented) and discussed the independence of Deloitte & Touche LLP with Deloitte & Touche LLP.

         Based on the review and discussions referred to above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Championship Auto Racing Teams, Inc. Annual Report on Form 10-K for the year ended December 31, 2000.

                                                AUDIT COMMITTEE

                                                James F. Hardymon, Chairman
                                                Bruce R. McCaw
                                                Bert C. Roberts, Jr.
                                                Frederick T. Tucker

                             STOCK PERFORMANCE GRAPH

         The graph below shows the cumulative total shareholder return from the date of CART's initial public offering assuming the investment of $100 on March 10, 1998 in each of CART's common stock, the S&P 500 Index and the Company's peer group. For purposes of this stock performance graph, CART has selected all of the auto racing industry public companies as its peer group. The peer group is comprised of Dover Downs Entertainment, International Speedway Corporation, and Speedway Motorsports, Inc.

         Assumes that the value of the investment in CART stock and each index was $100 at March 10, 1998 and that all dividends were reinvested.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         CART has entered into, and we will continue to enter into, transactions with entities that are affiliated with our directors and with affiliates of our race teams. Race teams that participate in the CART Championship receive purse distributions on a per race basis and from the year end point fund which amounts have been paid based solely upon their performance in specific races. In addition, royalty distributions are made from CART with respect to a sharing arrangement on royalties received in connection with the use of the teams property rights. The following tables provide information with respect to payments made during 2000 by CART to race teams that are affiliated with directors of CART:

RACE TEAM/AFFILIATED DIRECTOR                                     PURSE DISTRIBUTIONS          ROYALTY DISTRIBUTIONS
-----------------------------                                     -------------------          ---------------------

Patrick Racing, Inc./U.E. Patrick                                       $2,044,250                       $9,373
Forsythe Racing, Inc./Gerald R. Forsythe                                   746,250                        8,598
Derrick Walker Racing, Inc./Derrick Walker                                 202,750                        4,623
Newman/Haas Racing/Carl A. Haas                                          2,115,000                      10,0222
Chip Ganassi Racing Teams, Inc./Chip Ganassi                             1,313,750                       10,104
Team Green/Barry Green                                                   1,307,800                        8,939

    Carl A. Haas, a director of the Company and a race team owner and 5% stockholder, is a principal owner of Carl Haas Racing Teams, Ltd. and Texaco Houston Grand Prix L.L.C., each of which have entered into Promoter Agreements with respect to CART Championship races at the Wisconsin State Park Speedway in West Allis, Wisconsin and at a temporary road course in Houston, Texas. Pursuant to the terms thereof, a CART Championship race will be held in West Allis through 2001, and in Houston through 2003. The sanction fees payable to CART under these agreements are similar to those paid by independent race promoters. Pursuant to the two existing Promoter Agreements, entities affiliated with Mr. Haas have paid or will pay sanction fees to CART in the aggregate amount of $3.4 million, $4.1 million, $2.7 million and $2.7 million in 2000, 2001, 2002 and 2003, respectively. In addition, CART paid a total of $200,000 in sales costs to each of these entities during 2000.

         U.E. Patrick and Gerald R. Forsythe, each of whom is a director of the Company and a race team owner, are principal owners of Monterrey Grand Prix, S. de R.L. de C.V. which has entered into a Promoter Agreement with respect to a CART Championship race in Monterrey Mexico. Pursuant to the terms thereof, a Championship race will be held in 2001 through 2005 and Monterrey Grand Prix, S. De R.L. de C.V. will pay sanction fees to CART of $2.6 million for 2001, $2.7 million for 2002, $2.8 million for 2003, $2.9 million for 2004 and $3.0 million for 2005.

         Gerald R. Forsythe, director of the Company and a race team owner and 5% stockholder, is a principal owner of the entity which entered into a Promoter Agreement with respect to a CART Championship race in Rockingham, England. Pursuant to the terms thereof, a Championship race will be held in 2001 through 2006 and with required sanction fees paid to CART of $4.0 million for 2001, $4.2 million for 2002, $4.4 million for 2003, $4.6 million for 2004, $4.9 million for 2005 and $5.3 million for 2006.

         Floyd R. Ganassi, Jr., a director of the Company and a race team owner, is a principal owner of Ganassi Group, LLC which has entered into a Promoter Agreement with respect to a CART Championship race in Cicero (Chicago), Illinois. Pursuant to the terms thereof, a Championship race was held in 2000 and will be held through 2003 and Ganassi Group, LLC has paid or will pay sanction fees to CART of $1.8 million for 2000, $1.9 million for 2001, $2.0 million for 2002 and $2.1 million for 2003. In addition, CART paid a total of $200,000 in sales costs to Ganassi Group, LLC during 2000.

         In addition to the payments described above, CART receives revenues from its race teams, including those affiliated with CART directors, for entry fees, equipment leases and other payments based solely on participation in CART events. During 2000, race teams affiliated with CART directors made such payments to CART as follows:

          Patrick Racing, Inc./U.E. Patrick                                             $ 75,000
          Forsythe Racing, Inc./Gerald R. Forsythe                                       125,000
          Derrick Walker Racing, Inc./Derrick Walker                                      37,000
          Newman/Haas Racing/Carl A. Haas                                                188,000
          Chip Ganassi Racing Teams, Inc./Chip Ganassi                                    75,000
          Team Green/Barry Green*                                                        364,000

------------
*Includes engine lease, rebuilds and wheels payments related to entries in the Indy Lights Series.

         With the exception of Messrs. Hardymon, Heitzler, Henderson, Roberts and Tucker, each of the current directors is affiliated with entities engaged in various levels of business activity with CART. These and other transactions with officers, directors, employees, principal stockholders or affiliates have been or will be (1) made in the ordinary course of business, (2) on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons, and (3) such that did not or do not involve more than normal levels of risk or present other unfavorable features. In order to avoid conflicts of interest, directors of CART who are affiliated with an entity that is entering into a transaction with CART will not vote on any matter related to such transaction, and may, in certain circumstances, refrain from participating in any discussions related to such transaction.

                 ADDITIONAL QUESTIONS AND INFORMATION REGARDING
                  THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Q:   WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the three proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Joseph F. Heitzler and Thomas L. Carter, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q:  WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED?

A: Each share of our common stock outstanding as of the close of business on April 6, 2001, the record date, is entitled to one vote at the annual meeting. On the record date, we had approximately 15,765,467 shares of common stock issued and outstanding, held of record by 401 holders.

Q:  WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:  WHO WILL COUNT THE VOTE?

A: A representative of Wells Fargo Minnesota, N.A., CART's transfer agent, will tabulate the votes and act as the inspector of election.

Q:  IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within CART or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, stockholders provide written comments on their proxy card which are then forwarded to CART management.

Q:  WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: CART will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials, except that certain expenses for Internet access will be incurred by you if you choose to access the proxy materials and/or vote over the Internet. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF STOCKHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals for consideration at future stockholder meetings, including director nominations.

STOCKHOLDER PROPOSALS: In order for a stockholder proposal to be considered for inclusion in CART's proxy statement for next year's annual meeting, the written proposal must be received by CART no later than December 26, 2001. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company sponsored proxy materials. Similarly, in order for a stockholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by CART no later than March 3, 2002 and shall contain such information as required under our Bylaws.

NOMINATION OF DIRECTORS: Any stockholder of record may nominate persons for election to the Board of Directors by providing written notification to CART's secretary, in accordance with the Bylaws. Nominations for persons to be elected at the meeting of stockholders in 2001 must be received by March 3, 2002, and must include information concerning the proposed nominee as required by the Bylaws, and such person's written consent.

COPY OF BYLAW PROVISIONS: You may contact the CART Corporate Secretary at our Company headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

                                      By Order of the Board of Directors

                                      /s/ Joseph F. Heitzler

                                      Joseph F. Heitzler
                                      President/CEO

                                      April 17, 2001

                                   APPENDIX A
                                   ----------

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                                 AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS

                                     CHARTER
                                     -------

                                  ORGANIZATION

         The Board of Directors (the "Board") shall have an Audit Committee comprised of at least three outside Directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. Each of the Members of the Audit Committee shall have a working knowledge of basic finance and accounting and satisfy the experience requirements for Audit Committee Members established by the listing standards of The New York Stock Exchange, as amended and applicable (the "Exchange Standards"). Members of the Committee shall be appointed annually by the Board at its annual meeting or as necessary to fill vacancies in the interim. The Board shall designate one of the Committee members as chairman. The Committee shall hold meetings (in person or by telephone conference) as appropriate, but not less than three times per year.

                               STATEMENT OF POLICY

         The primary function of the Audit Committee shall be to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information provided to shareholders, the corporate accounting and financial reporting practices, the systems of internal accounting controls which management and the Board have established, and the independent audit process.

                                RESPONSIBILITIES

1) Consider and make recommendations to the Board concerning the firm to be employed as the Company's independent auditor.

2) Oversee the Company's accounting and financial reporting policies and practices as well as its internal controls.

3) Consider in consultation with the independent auditor, the scope and plan of forthcoming audits and the independent auditor's responsibility on a generally accepted accounting standards. The Committee should:

    a)  discuss significant accounting and auditing issues; and

    b) review with management and the independent auditor, the Company's quarterly and yearly financial statements prior to release of quarterly and year-end earnings and filings of such statement with the Commission.

4)  Meet with the Company's independent auditors as necessary:

    a) to review the arrangements for and scope of the annual audit and any special audits;

    b) to discuss any matters of concern relating to the Company's financial statements, including any adjustments to such statements recommended by the independent auditor, or other results of such audit(s);

    c) to consider the independent auditor's comments with respect to the Company's financial policies, reporting procedures, internal accounting controls and management's responses thereto;

    d) to review the form of opinion the independent auditor is to propose to render to the Board and to the shareholders; and

    e) to discuss the matters required to be discussed by the Statement on Auditing Standards No. 61 related to the conduct of the audit.

5) Review and consider, based on the reports of the independent auditor and the internal auditors (if any):

    a) the adequacy of the Company's internal accounting controls including electronic data processing procedures and controls and related security programs; and

    b) any related management letter recommendations, and management's responses to such recommendations made by the independent auditor.

    c) the policies and financial reporting process for retirement and other benefit plans.

6)  Review, based on the reports of the independent auditor and management:

    a)  the Company's annual financial statements;

    b) the results of each external audit of the Company's financial statements, including any certification, report, opinion or review rendered by the independent auditor in connection with those financial statements;

    c) significant disputes between management and the independent auditor that arose in connection with such audit;

    d) other matters related to the conduct of the audit which are communicated to the Audit Committee under generally accepted auditing standards, including those concerning:

        i) selection of and changes in significant accounting policies and practices and questions of choice of appropriate policies and practices;

        ii) management's formulation of any particularly sensitive accounting estimates and the auditor's conclusion as to their reasonableness;

        iii) significant audit adjustments;

        iv) consultation by management with other accountants about significant matters; and

        v) serious difficulties the auditor encountered in dealing with management in performing the audit.

7) Review significant filings with the SEC containing the Company's financial statements, as the Audit Committee deems appropriate.

8) Review policies and reports of reviews with respect to officers' expense accounts.

9) Monitor compliance with the Company's Policy on Business Conduct to avoid conflicts of interest and assure ethical business practices and, from time to time, review such policies and make recommendations for changes in them.

10) Review the internal audit function of the Company (if any) including the independence of its reporting obligations, the proposed audit plan for the coming year, and the coordination of such plans with the independent auditors. Periodically review a summary of findings from completed internal audits and provide sufficient opportunity for the internal auditors to meet with members of the audit committee without members of management present.

11) Periodically, at the request of the Board, review the status of any pending litigation which could have significant impact on the Company's financial condition or seriously affect its reputation.

12) Have authority to inquire into any financial matters in addition to those set forth in 1 through 10, with the right and power (at the expense of the Company) to employ such persons and organizations to assist it in carrying out its duties as it shall reasonably deem to be necessary.

13) Perform such other functions as may be assigned to it by the Board.

14) Report Committee agenda and actions to the Board with such recommendations as the Audit Committee may deem appropriate.

15) The Committee shall review this Charter at least once annually and shall recommend any changes to the Board. The Board shall review and reassess the adequacy of this Charter on an annual basis.

16) The Company shall indemnify, in accordance with and to the fullest extent now or hereafter permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, (including without limitation, any action by or in the right of the Company) by reason of his acting as a Member of the Committee against any liability or expense actually or reasonably incurred by such person; provided that the Member acted in good faith and in a manner he or she reasonably believed to be lawful and not opposed to the best interest of the Company. This right to indemnity held by the Members of the Committee is in addition to all other remedies afforded the Members under the Company's Certificate of Incorporation and Bylaws.

17) The material in this Charter is not soliciting material, is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Acts, whether made before or after the date this Charter is first included in the Company's annual proxy statement filed with the Commission and irrespective of any general incorporation language in such filing.

18) This Charter shall be construed in accordance with and governed by the laws of the State of Delaware.

19) This Charter may not be amended, modified or supplemented except by a writing signed and adopted by the then incumbent Members of the Committee and approved by the Board.

                                   APPENDIX B
                                   ----------

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                       2001 LONG TERM STOCK INCENTIVE PLAN

I.       PURPOSE

The purpose of this 2001 Long Term Stock Incentive Plan (the "Plan") is to enable Championship Auto Racing Teams, Inc. (the "Company"), and such of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986 (the "Code")) as the Board of Directors of the Company (the "Board") shall from time to time designate ("Participating Subsidiaries"), to attract and retain qualified Participants, and to provide such persons with additional motivation to advance the interests of the Company and its Participating Subsidiaries. The Plan provides for the grant of Stock Options, Limited Rights and Supplemental Bonuses to Participants.

II.      CERTAIN DEFINITIONS

         2.1 "CHANGE OF CONTROL". The term "Change of Control" shall mean any of the following events:

                  (A) any Person, as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Company, any trustee or other fiduciary holding securities under an employee benefit plan of Company, or any company owned, directly or indirectly, by the stockholders of Company in substantially the same proportions as their ownership of stock of Company) is or becomes the "Beneficial Owner" as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 25% or more of the combined voting power of Company's outstanding securities;

                  (B) individuals who constitute the Board on the effective date of the Plan (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any Person becoming a director subsequent to such effective date whose election, or nomination for election by Company's stockholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (B), considered as though such Person were a member of the Incumbent Board.

                  (C) the stockholders of the Company shall approve a merger, consolidation, recapitalization, or reorganization of the Company, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than (1) any such transaction which would result in at least 50% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being "Beneficially Owned" (as defined above) by 75% or more of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction, or (2) a merger or consolidation effected to implement a recapitalization of Company (or similar transaction) in which no "Person" (as defined above) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                  (D) the stockholders of Company approve a plan of complete liquidation of Company or an agreement for the sale or disposition by Company of all or substantially all of Company's assets.

Notwithstanding anything in the foregoing to the contrary, no Change of Control shall be deemed to have occurred with respect to any particular Participant by virtue of any transaction which results in such Participant, or a group of Persons which includes such Participant, acquiring, directly or indirectly, 25% or more of the combined voting power of the Company's outstanding securities.

         2.2 "COMMON STOCK". Common Stock means Common Stock, par value $0.01 share of the Company.

         2.3 "DISINTERESTED PERSON". A Disinterested Person is a person who, at the time he exercises discretion in administering the Plan, qualifies as a "disinterested person" under Rule 16b-3(c)(2) under the Exchange Act.

         2.4 "EMPLOYEE". An Employee is an employee of the Company or any Participating Subsidiary.

         2.5 "EXCHANGE ACT". "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         2.6 "FAIR MARKET VALUE". The Fair Market Value of a share of Common Stock on any date shall be the closing price of Common Stock as reported in the Wall Street Journal for securities listed on the NASDAQ or the New York Stock Exchange for the date in question, or if no such closing price is available, the closing price on the next preceding date for which a closing price was so reported, unless otherwise specified by the Subcommittee.

         2.7 "LIMITED RIGHT". A Limited Right is the right to receive payment, in cash, following a Change of Control, of an amount equal to the product computed by multiplying (i) the excess of (A) the higher of (x) the Minimum Price Per Share, if the Change of Control occurs as a result of a Transaction, tender offer or exchange offer, or (y) the highest Fair Market Value per share during the period commencing thirty days prior to the Change of Control and ending immediately prior to the date the Limited Right is exercised, over (B) the Option Price per share under the Stock Option to which such Limited Right relates, by (ii) the number of shares of Common Stock as to which such Limited Right is being exercised provided that, in the case of any ISO, the amount computed under part (A) of the foregoing formula shall be equal to the Fair Market Value of Common Stock on the date the Limited Right is in fact exercised, and provided further that, in the case of any other Limited Right that has not been outstanding at least seven months at the time the Change of Control occurs, the amount computed under part (A) of the foregoing formula shall be equal to the highest amount that could be computed under part (y) of such formula using a Fair Market Value that first became determinable six months or more after the date of grant of the Limited Right (with such Fair Market Value otherwise determined in accordance with the foregoing formula).

         2.8 "MINIMUM PRICE PER SHARE". Minimum Price Per Share means the highest gross price (before brokerage commissions and soliciting dealer's fees) paid or to be paid for a share of Common Stock (whether by way of exchange, conversion, distribution or upon liquidation or otherwise) in any Transaction, tender offer or exchange offer occurring prior to the date on which such Limited Right is exercised. If the consideration paid or to be paid in any such Transaction, tender offer or exchange offer shall consist, in whole or in part, of consideration other than cash, the Subcommittee shall take such action, as in its judgment it deems appropriate, to establish the cash value of such consideration, but such valuation shall not be less than the value, if any, attributed to such consideration in writing by any party to such Transaction, tender offer or exchange offer other than the Company.

         2.9 "PARTICIPANT". A Participant is an Employee of the Company or a Subsidiary, and any director, consultant or other person providing key services to the Company or a Subsidiary to whom a Stock Option, Limited Right or Supplemental Bonus is granted.

         2.10 "STOCK OPTION". A Stock Option is the right granted under the Plan to a Particpant to purchase, at such time or times and at such price or prices ("Option Price") as are determined by the Subcommittee, the number of shares of Common Stock determined by the Subcommittee.

         2.11 "SUBCOMMITTEE". Subcommittee means the Committee described in
Section IV.

         2.12 "SUPPLEMENTAL BONUS". A Supplemental Bonus is the right to receive payment, in shares of Common Stock, cash or a combination of shares of Common Stock and cash, of an amount specified by the Subcommittee pursuant to Section 7.6.

         2.13 "TRANSACTION". A Transaction is (A) any consolidation or merger of the Company in which the Company is not the surviving corporation other than a merger solely to effect a reincorporation or a merger of the Company as to which stockholder approval is not required pursuant to Sections 251(f) or 253 of the Delaware General Corporation Law, (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of 50% or more of the assets or earnings power of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

For purposes of this Plan, the Subcommittee may, by resolution, clarify the date as of which a Change of Control shall be deemed to have occurred.

III.     INCENTIVE STOCK OPTIONS AND NONSTATUTORY STOCK OPTIONS

The Stock Options granted under the Plan may be either:

(a) Incentive Stock Options ("ISOs") which are intended to be "incentive stock options" as that term is defined in Section 422 of the Code: or

(b) Nonstatutory Stock Options ("NSOs") which are intended to be options that do not qualify as "incentive stock options" under Section 422 of the Code.

The individual Option Agreement(s) shall clearly designate whether the Stock Options granted are ISOs or NSOs. Subject to other provisions of the Plan, a Participant may receive ISOs and NSOs at the same time, provided that the ISOs and NSOs are clearly designated as such.

Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and NSOs.

IV.      ADMINISTRATION

         4.1 SUBCOMMITTEE. The Plan shall be administered by a Subcommittee of the Board. The Subcommittee shall consist of at least two members of the Board of Directors who are not employed by the Company and who shall be Disinterested Persons. Subject to the provisions of the Plan, the Subcommittee shall have full authority to administer the Plan, including authority to grant awards under the Plan and determine the terms thereof, to interpret and construe any provision of the Plan and any Stock Option, Limited Right or Supplemental Bonus granted thereunder, to adopt such rules and regulations for administering the Plan, including those it may deem necessary in order to comply with the requirements of the Code or in order that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto and to make all other decisions and determinations under the plan.

         4.2 ACTIONS OF SUBCOMMITTEE. All actions taken and all interpretations and determinations made by the Subcommittee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Subcommittee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Subcommittee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

V.       ELIGIBILITY AND PARTICIPATION

         5.1 ELIGIBLE PARTICIPANTS. Grants of Stock Options, Limited Rights and Supplemental Bonuses may be made to Participants. The Subcommittee shall from time to time determine the Employees to whom Stock Options shall be granted, the number of shares of Common Stock subject to each Stock Option to be granted to each such Participant, the Option Price of such Stock Options and the terms and conditions of such Stock Options, subject to the provisions of this Plan. No officer may be granted more than 500,000 options during any one fiscal year.

         5.2 OPTION PRICE. Except as otherwise provided in Section 7.8, the Option Price of any ISO or NSO shall not be less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted and shall not be less than par value of Common Stock. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO on the date such ISO is granted, and such ISO shall not be exercisable after five years after the date on which it was granted.

         5.3 OPTION AGREEMENT. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Subcommittee may determine, subject to the provisions of this Plan.

VI.      SHARES OF COMMON STOCK SUBJECT TO THE PLAN

         6.1 MAXIMUM NUMBER. The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall be 1,500,000 shares, subject to adjustment as provided in Section 6.2. Such shares may be authorized and unissued shares or may be treasury shares. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the Common Stock as to which all ISOs granted to an individual may first become exercisable in a particular calendar year may not exceed $100,000, provided that to the extent that Stock Options intended to be ISOs (together with all incentive stock options granted under other Company plans to such individual) become exercisable in a given year in excess of this limit, such Stock Options shall be deemed to be NSOs and shall be exercisable as such. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire or otherwise terminate, unless such Stock Options are surrendered upon exercise of Limited Rights, such shares may again be made subject to Stock Options or otherwise issued under the Plan. Shares shall be treated as issued under the Plan and counted against the limitation set forth in this Section 6.1, including with respect to the payment of Supplemental Bonuses, in a manner that complies with applicable requirements under Rule 16b-3 under the Exchange Act. On an annual basis, Stock Options may not be granted to any individual participant in excess of 500,000 Options.

         6.2 CAPITAL CHANGES. In the event any changes are made to the shares of Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of one percent (1%) at any single time, stock split, combination of shares, exchange of shares, extraordinary cash dividend, change in corporate structure or otherwise), the Subcommittee shall, in order to prevent dilution or enlargement of Participants' rights, make appropriate adjustments in: (i) the number and kind of shares theretofore made subject to Stock Options, and in the Option Price of said shares; and (ii) the aggregate number of shares which may be issued under the Plan. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

VII.     EXERCISE OF STOCK OPTIONS

         7.1 TIME OF EXERCISE. Subject to the provisions of the Plan, including without limitation Section 7.7, the Subcommittee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire. Such time or times shall be set forth in the Option Agreement evidencing such Stock Option. An ISO shall expire, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted, and an NSO shall expire, to the extent not exercised, no later than 10 years and one day after the date on which it was granted. The Subcommittee may accelerate the vesting of any Participant's Stock option by giving written notice to the Participant. Unless otherwise determined by the Subcommittee, the acceleration of the exercise period of a Stock Option shall not affect the expiration date of that Stock Option.

         7.2 SURRENDER OF SHARES IN PAYMENT OF EXERCISE PRICE. The Subcommittee, in its sole discretion, may permit a Participant to surrender to the Company shares of the Common Stock as part or full payment for the exercise of a Stock Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise. Unless otherwise determined by the Subcommittee, any such shares surrendered by the Participant shall have been held by him for at least six months prior to surrender.

         7.3 USE OF PROMISSORY NOTE: EXERCISE LOANS. The Subcommittee may, in its sole discretion, impose terms and conditions, including conditions relating to the manner and timing of payments of the Option Price, on the exercise of Stock Options. Such terms and conditions may include, but are not limited to, permitting a Participant to deliver to the Company his promissory note as payment for the exercise of a Stock Option; provided that, with respect to any promissory note given as payment or partial payment for the exercise of an ISO, all terms of such note shall be determined at the time a Stock Option is granted and set forth in the Option Agreement. The Subcommittee, in its sole discretion, may authorize the Company to make a loan to a Participant in connection with the exercise of Stock Options, or authorize the Company to arrange or guaranty loans to a Participant by a third party, including in connection with broker assisted cashless exercises. The foregoing notwithstanding, a Participant shall pay at least the par value of the Common Stock to be acquired upon exercise of a Stock Option in the form of lawful consideration under the Delaware General Corporation Law prior to issuance of such shares.

         7.4 STOCK RESTRICTION AGREEMENT. The Subcommittee may provide that shares of Common Stock issuable upon the exercise of a Stock Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant's term of employment with the Company. The acceleration of time or times at which the Stock Option becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.

         7.5 TERMINATION OF EMPLOYMENT BEFORE EXERCISE. If a Participant's employment with the Company or a Participating Subsidiary shall terminate for any reason other than the Participant's disability, any ISO then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of three months. If the Participant's employment is terminated because the Participant is disabled within the meaning of Section 22(e)(3) of the Code, any ISO then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of one year (but in no event beyond ten years from the date of grant of the ISO). If the Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect. The period and extent to which an NSO may be exercised following termination of employment shall be determined by the Subcommittee.

         7.6 GRANT OF SUPPLEMENTAL BONUSES. The Subcommittee, either at the time of grant or at any time prior to exercise of any NSO or Limited Right, may provide for a Supplemental Bonus from the Company or Participating Subsidiary in connection with a specified number of shares of Common Stock then purchasable, or which may become purchasable, under an NSO, or a specified number of Limited Rights which may be or become exercisable. A Supplemental Bonus shall be automatically payable upon the exercise of the NSO or Limited Right with regard to which such Supplemental Bonus was granted. A Supplemental Bonus shall not exceed the amount necessary to reimburse the Participant for the income tax liability incurred by him upon the exercise of the NSO or upon the exercise of such Limited Right, calculated using the maximum combined federal and applicable state income tax rates then in effect and taking into account the tax liability arising from the Participant's receipt of the Supplemental Bonus, all as determined by the Subcommittee. The Subcommittee may, in its discretion, elect to pay any part or all of the Supplemental Bonus in: (i) cash; (ii) shares of Common Stock; or (iii) any combination of cash and shares of Common Stock; provided that bonuses payable in respect of Limited Rights shall be payable only in cash. The Subcommittee's election shall be made by giving written notice to the Participant not later than 90 days after the related exercise, which notice shall specify the portion which the Subcommittee elects to pay in cash, shares of Common Stock or a combination thereof. In the event any portion is to be paid in shares of Common Stock, the number of shares to be delivered shall be determined by dividing the amount which the subcommittee elects to pay in shares of Common Stock by the Fair Market Value of one share of Common Stock on the date of exercise. Any fractional share resulting from any such calculation shall be disregarded. Said shares, together with any cash payable to the Participant, shall be delivered within said 90-day period.

         7.7 OPTION VESTING UPON CHANGE OF CONTROL OF THE COMPANY. In the event of a Change of Control of the Company, the vesting of Stock Options granted pursuant to the Plan shall automatically be accelerated, so that all Stock Options outstanding at the time of such Change of Control will be exercisable immediately except as otherwise provided in Section 2.1.

         7.8 STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Subcommittee, be granted either alone or in addition to, in tandem with, or in substitution for, any other award granted under the Plan or any other plan of the Company or any Participating Subsidiary or any other right of a Participant to receive payment from the Company or any Participating Subsidiary. If an award is granted in substitution for another such award, the Committee shall require the surrender of such other award in consideration for the grant of the new award. Awards granted in addition to or in tandem with other awards may be granted either as of the same time as or a different time from the grant of such other awards. The per share Option Price of any Stock Option:

                  (A) Granted in substitution for an outstanding award shall be not less than the lesser of the Fair Market Value of a share of Common Stock at the date such substitute award is granted or such Fair Market Value at that date reduced to reflect the fair market value (as determined by the Subcommittee) at that date of the award required to be surrendered by the Participant as a condition to receipt of the substitute award; or

                  (B) Retroactively granted in tandem with an outstanding award shall be not less than the lesser of the Fair Market Value of a share of Common Stock at the date of grant of the later award or at the date of grant of the earlier award.

Except for the Option Price required to be paid upon the exercise of Stock Options and except as provided in this Section 7.8, only services may be required as consideration for the grant of any award under the Plan.

VIII.    LIMITED RIGHTS

         8.1 GRANT OF LIMITED RIGHTS. The Subcommittee may in its discretion grant Limited Rights to a Participant concurrently with the grant of each ISO or at any time with respect to any NSO. Such Limited Rights shall be exercisable with respect to the number of shares of Common Stock which are, or may become, purchasable under any such Stock Option. The Subcommittee may, in its discretion, specify the terms and conditions of such rights, including without limitation the date or dates upon which such rights shall expire and become void and unexercisable, except that Limited Rights granted with respect to an ISO shall only be exercisable, and shall expire, at the time or times the ISO is exercisable and expires, respectively. In any event, a Limited Right shall not be exercisable within six months from the date of grant of the Limited Right. Each Participant to whom Limited Rights are granted shall be given written notice advising him of the grant of such rights and specifying the terms and conditions of the rights, which shall be subject to all the provisions of this Plan.

         8.2 EXERCISE OF LIMITED RIGHTS. Subject to the limitations set forth in
Section 8.1, a Limited Right may be exercised only during the period beginning on the first day following the occurrence of a Change of Control and ending on the sixtieth day following such date; provided, however, that if the Change of Control occurs prior to the expiration of six months after the date of grant of a Limited Right, then such Limited Right shall be exercisable for a period of 60 days following expiration of such six-month period. Upon the occurrence of a tender or exchange offer constituting a Change of Control, a Limited Right may be exercised in such manner regardless of whether the Board supports or opposes such tender or exchange offer. A Participant shall exercise his Limited Rights by delivering a written notice to the Subcommittee specifying the number of shares with respect to which he exercises Limited Rights and agreeing to surrender the right to purchase an equivalent number of shares of Common Stock subject to his Stock Option. If a Participant exercises Limited Rights, payment of his Limited Rights shall be made in accordance with Section 8.3 on or before the thirtieth day after the date of exercise of the Limited Rights. A Limited Right shall remain exercisable during the exercise periods specified in accordance with Section 8.1 and this Section in the event of a termination of employment of the Participant holding the Limited Right after a Change of Control. Notwithstanding the above, upon a termination of the employment of the holder of the Limited Right before the occurrence of any Change of Control, the Limited Right shall expire immediately.

         8.3 FORM OF PAYMENT. If a Participant elects to exercise Limited Rights as provided in Section 8.2, the Company shall pay to the Participant in cash the amount set forth in Section 2.7 hereof, calculated with respect to the shares as to which the Participant has exercised Limited Rights, within thirty days of the date of exercise of the Limited Rights. If such amount is not paid in full within the prescribed period, the Company shall be liable to such Participant for the costs of collection of such amount, including attorney's fees.

         8.4 TERMINATION. When a Limited Right is exercised, the Stock Option to which it relates, if any, shall cease to be exercisable to the extent of the number of shares of Common Stock with respect to which such Limited Right was exercised. Upon the exercise or termination of a Stock Option, any Limited Right granted with respect thereto shall terminate to the extent of the number of shares as to which such Stock Option was exercised or terminated.

IX.      NO CONTRACT OF EMPLOYMENT

         Nothing in this Plan shall confer upon the Participant the right to continue in the employ of the Company, or any Participating Subsidiary, nor shall it interfere in any way with the right of the Company, or any such Participating Subsidiary, to discharge the Participant at any time for any reason whatsoever, with or without cause.

Nothing in this Article IX shall affect any rights or obligations of the Company or any Participant under any written contract of employment.

X.        NO RIGHTS AS A STOCKHOLDER

         A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option, until such Stock Option is exercised. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option.

XI.       NON-TRANSFERABILITY

         No Stock Option, Limited Right or Supplemental Bonus right granted under this Plan, nor any other rights acquired by a Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined under the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of 1974, and any ISO shall be exercisable, during his lifetime, only by him. In the event of a Participant's death, the Stock Option or any Limited Right or Supplemental Bonus right may be exercised by the Personal Representative of the Participant's estate or, if no Personal Representative has been appointed, by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution.

XII.     COMPLIANCE WITH RULE 16b-3

         It is the intent of the Company that the Plan comply in all respects with Rule l6b-3 under the Exchange Act in connection with any award granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of the Plan or any agreement hereunder does not comply with the requirements of Rule 16b-3 as then applicable to any such person, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person.

XIII.    AMENDMENT

         The Company by action of the Board may amend, modify or terminate this Plan at any time or, by action of the Subcommittee may amend, modify or terminate any outstanding Option Agreement, except that any such amendment, modification or termination of the Plan shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or quoted, or if the Board in its discretion determines that obtaining such stockholder approval is for any reason advisable. Moreover, no action may be taken by the Company without the consent of the affected Participant which will materially impair the rights of any Participant under any award then outstanding or which will prevent an ISO from continuing to qualify under Section 422 of the Code.

XIV.      REGISTRATION OF OPTIONED SHARES

         No Stock Option shall be exercisable unless the Company's sale of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended, or unless, in the opinion of counsel to the Company, the Company's sale of such optioned shares would be exempt from the registration requirements of the Securities Act of 1933, as amended, and unless, in the opinion of such counsel, such sale would be exempt from the registration or qualification requirements of applicable state securities law.

XV.      WITHHOLDING TAXES

         The Company or a Participating Subsidiary may take such steps as the Subcommittee may deem necessary or appropriate for the withholding of any taxes which the Company or the Participating Subsidiary is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option, Limited Right or Supplemental Bonus, and to take such other action as the

Subcommittee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of tax liabilities in excess of such withholding obligations relating to any such award. This authority shall include authority to withhold or receive shares or other property and to make cash payments in respect thereof in satisfaction of Participant's tax obligations.

XVI.     FINANCING ARRANGEMENTS

         The Subcommittee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the exercise, and the disposition of shares acquired upon exercise of Stock Options or Supplemental Bonuses, including, without limitation, arrangements for the simultaneous exercise of Stock Options (including a related Supplemental Bonus), and sale of the shares acquired upon such exercise.

XVII.    NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

XVIII.     EFFECTIVE DATE

         This Plan was adopted by the Board of Directors and became effective on the date the Plan is approved by the Company's stockholders at the stockholders' meeting in 2001 by the affirmative votes of the holders of a majority of shares present in person or represented by proxy, and entitled to vote at such meeting, or any adjournment thereof, or by the written consent of the holders of a majority of shares entitled to vote, in each case in accordance with applicable provisions of the Delaware General Corporation Law. Any Stock Options, Limited Rights, or Supplemental Bonus granted under the Plan prior to such approval of stockholders shall be effective when granted (unless, with respect to any such award, the Subcommittee specifies otherwise at the time of grant), but no such award may be exercised prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such award shall be canceled. No ISO shall be granted subsequent to ten years after the effective date of the Plan. Unless earlier terminated by the Board, the Plan shall terminate when no shares of Common Stock remain reserved and available for issuance and the Company has no further obligation with respect to any award granted under the Plan.

                                                          ----------------------
                                                          COMPANY #
                                                          CONTROL #
                                                          ----------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE
o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (ET) on May 30, 2001.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
o  Follow the simple instructions the voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/mph/ -- QUICK *** EASY *** IMMEDIATE
o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 30, 2001.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Championship Auto Racing Teams, Inc., c/o Shareowner Services!, P.O. Box 64873, St. Paul, MN 55164-0837.

      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                               Please detach here


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1. Election of directors: 01  Gerald R. Forsythe      07  James A. Henderson
                          02  Floyd R. Ganassi, Jr.   08  U.E. Patrick          [ ] Vote FOR           [ ] Vote WITHHELD
                          03  Barry E. Green          09  Bert C. Roberts, Jr.      all nominees           from all nominees
                          04  Carl A. Haas            10  Frederick T. Tucker       (except as marked)
                          05  James F. Hardymon       11  Derrick Walker
                          06  Joseph F. Heitzler

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,       -----------------------------------------------
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                               -----------------------------------------------
2. To approve the Championship Auto Racing Teams, Inc.
   2001 Long Term Stock Incentive Plan.                                        [ ] For        [ ]  Against        [ ]  Abstain

3. To ratify the appointment of Deloitte & Touche LLP as the independent
   accountants for the year ended December 31, 2001.                           [ ] For        [ ]  Against        [ ]  Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
Address Change? Mark Box  [ ]    Indicate changes below:

                                                  Date
                                                      --------------------------


                                                  ------------------------------

                                                  ------------------------------

                                                  Signature(s) in Box
                                                  Please sign exactly as your
                                                  name(s) appears on Proxy. If
                                                  held in joint tenancy, all
                                                  persons must sign. Trustees,
                                                  administrators, etc., should
                                                  include title and authority.
                                                  Corporations should provide
                                                  full name of corporation and
                                                  title of authorized officer
                                                  signing the proxy.

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                             Thursday, May 31, 2001
                                   10:00 a.m.

                                 Townsend Hotel
                               100 Townsend Street
                           Birmingham, Michigan 48009

Championship Auto Racing Teams, Inc.
755 West Big Beaver Road, Suite 200
Troy, Michigan 48084                                                       PROXY
--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 31, 2001.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

By signing the proxy, you revoke all prior proxies and appoint Joseph F. Heitzler and Thomas L. Carter, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.


                      See reverse for voting instructions.